Exhibit 10.29

EXECUTION VERSION

Confidential

SIXTH AMENDMENT TO AMENDED AND RESTATED

INTERACTIVE MARKETING AGREEMENT

This Sixth Amendment to Amended and Restated Interactive Marketing Agreement (this “Sixth Amendment”), effective as of December 17, 2004 (the “Sixth Amendment Effective Date”), is between AMERICA ONLINE, INC. (“AOL”), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and GOOGLE INC. (“Google”), a Delaware corporation, successor-in-interest to Google Inc., a California corporation, with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043.

INTRODUCTION

The Parties hereto wish to further amend that certain Amended and Restated Interactive Marketing Agreement effective as of October 1, 2003 (the “IMA”), as amended previously by that certain First Amendment to Amended and Restated Interactive Marketing Agreement effective as of December 15, 2003 (the “First Amendment”), that Second Amendment to Amended and Restated Interactive Marketing Agreement effective as of March 30, 2004 (the “Second Amendment”), that Third Amendment to Amended and Restated Interactive Marketing Agreement effective as of April 7, 2004 (the “Third Amendment”), that Fourth Amendment to Amended and Restated Interactive Marketing Agreement effective as of June 1, 2004 (the “Fourth Amendment”), that Fifth Amendment to Interactive Marketing Agreement dated on or about June 14, 2004, and that First Addendum to the Second Amendment to the Interactive Marketing Agreement dated October 5, 2004 (the IMA and such amendments, collectively the “Existing Agreement”). The Existing Agreement and this Sixth Amendment shall be collectively referred to herein as the “Agreement”. Capitalized terms not defined in this Sixth Amendment shall have the meanings set forth in the Existing Agreement.

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Existing Agreement as follows:

1.	First Amendment Term. The First Amendment Term, as defined in Section 4 of the First Amendment, is hereby extended through December 16, 2005. For the avoidance of doubt, the “First Amendment Term” shall apply to all terms and conditions set forth in the Agreement associated with the display of Content Targeted Advertisements, as defined in the First Amendment. In connection with the extension of the First Amendment Term, the end dates for all line Items in the carriage plans described in Exhibit A to this Sixth Amendment are hereby extended through December 16, 2005.

2.	Payment. Section 2 of the First Amendment shall be amended by adding the following language as the second, or penultimate, sentence in Section 2:

“From and after the Sixth Amendment Effective Date, Google shall pay AOL, as the AOL Content Targeting Share, [****] of all Gross Content Targeting Revenues generated during the period of time beginning on the Sixth Amendment Effective Date and ending on the last day of the First Amendment Term.”

3.

Order of Precedence. This Sixth Amendment is supplementary to and modifies the Existing Agreement. The terms of this Sixth Amendment supersede provisions in the Existing Agreement only to the extent that the terms of this Sixth Amendment and the Existing Agreement expressly conflict. However, nothing in this Sixth Amendment shall be interpreted as invalidating the Existing Agreement, and provisions of the Existing Agreement shall continue to govern relations between the Parties insofar as they do not expressly conflict with this Sixth Amendment. Furthermore, for the avoidance of doubt, any amendments or other changes made to any terms of the Existing Agreement under this Sixth Amendment shall be

CONFIDENTIAL	1

EXECUTION VERSION

interpreted to have full force and effect on any other relevant provisions of the Existing Agreement (including, but not limited to, Definitions, Exhibits, and Schedules related thereto), which reference or rely on such amended or changed terms.

4.	Counterparts: Facsimile. This Sixth Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. This Sixth Amendment may be executed by facsimile.

[Signature page follows.]

CONFIDENTIAL	2

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have executed this Sixth Amendment as of the Sixth Amendment Effective Date.

AMERICA ONLINE, INC.		GOOGLE, INC.

By:	/s/ Jim Riesenbach	By:	/s/ JOAN BRADDI
Name:	Jim Riesenbach	Name:	JOAN BRADDI
Title:	SVP	Title:	VP SEARCH SERVICES
Date:	12.17.04	Date:	12.16.04

CONFIDENTIAL	3

EXECUTION VERSION

EXHIBIT A

[****]

[Remainder of page intentionally left blank.]

CONFIDENTIAL	4